UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

USG Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 436-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(b) On September 3, 2008, Keith A. Brown, a director of the Registrant, advised the Chairman of the Board of the Registrant that he will not stand for re-election as a director of the Registrant at the Registrant’s 2009 annual meeting of stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date: September 8, 2008

By: /s/ Stanley L. Ferguson
Stanley L. Ferguson,
Executive Vice President and General Counsel